Exhibit 99.2

News Release	News Release

Inadvertent Accounting Error Discovered in
Calculation of Non-Cash Share-Based Compensation
Expense for Second Quarter Ending June 2012

Company will amend second quarter Form 10-Q to correct amounts relating to a reporting error

HOUSTON, Texas – (Marketwire) – October 22, 2012 – Magnum Hunter Resources Corporation (NYSE: MHR) (NYSE MKT: MHR.PRC and MHR.PRD) (“Magnum Hunter” or the “Company”) announced today that its management had discovered an inadvertent error in the calculation of non-cash share-based compensation expense related to common stock options granted to certain employees during the second quarter of 2012. This calculation error affected certain items in the unaudited interim consolidated financial statements for the quarter ended June 30, 2012 as set forth in the Company’s Form 10-Q for that period. The non-cash share-based compensation expense was inadvertently understated due to the misapplication of the vesting schedule of such options (specifically, not taking into account that 25% of such options were exercisable on the date of grant). The error was discovered during implementation of a new software system to track stock option related compensation expense.

Management of the Company discussed the effect of the calculation error with both Pricewaterhouse Coopers LLP, its current accountants, and Hein & Associates LLP, its former accountants through the second quarter of 2012, and determined that the Company’s second quarter 2012 financial statements should not be relied upon due to the adjustments required by the calculation error. In connection with this matter, the Company is filing a Form 8-K today, and will in the near future file an amendment to its second quarter ended June 30, 2012 Form 10-Q with the Securities and Exchange Commission.

The following are the principal items in the second quarter financial statements affected by the calculation error:

•                       General and administrative expense for the three and six month periods ended June 30, 2012 should have been $16,440,000 and $31,639,000, respectively, rather than $12,592,000 and $27,791,000, respectively, as previously reported. This represents an increase of $3,848,000 or 30.6% and 13.9% for these periods respectively.

•                       Net loss attributable to common shareholders for the three and six month periods ended June 30, 2012 should have been ($18,463,000) and ($35,515,000), respectively, rather than ($14,615,000) and ($31,667,000), respectively, as previously reported. This represents an increase of $3,848,000 or 26.3% and 12.1% for these periods respectively.

•                       Net loss per common share for the three and six month periods ended June 30, 2012 should have been ($0.12) and ($0.25), respectively, rather than ($0.10) and ($0.22), respectively, as previously reported.

None of these changes has any effect on the Company’s compliance with its existing debt covenants or in calculations of the Company’s historical EBITDAX.

Ronald D. Ormand, Executive Vice President and Chief Financial Officer, commented: “We certainly regret that this calculation error occurred, which was inadvertent. Fortunately, our implementation of a new internal control procedure for share-based compensation brought the calculation and reporting error to light. Moreover, Company management has implemented additional procedures to further strengthen its internal controls related to share-based compensation expense which should help prevent any future recurrence of similar errors. We are issuing this press release and filing a Form 8-K to make the corrected financial statement items available to our stockholders at this time.”

About Magnum Hunter Resources Corporation

Magnum Hunter Resources Corporation and subsidiaries are a Houston, Texas-based independent exploration and production company engaged in the acquisition, development and production of crude oil, natural gas and natural gas liquids, primarily in the states of West Virginia, Kentucky, Ohio, Texas and North Dakota, and Saskatchewan, Canada. The Company is presently active in five of the most prolific unconventional shale resource plays in North America, namely the Marcellus Shale, Utica Shale, Eagle Ford Shale, Pearsall Shale and Williston Basin/Bakken Shale.

For more information about Magnum Hunter, please visit www.magnumhunterresources.com.

Forward-Looking Statements

The statements and information contained in this press release that are not statements of historical fact, including any estimates and assumptions contained herein, are “forward looking statements” as defined in Section 27A of the Securities Act of 1933, as amended, referred to as the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, referred to as the Exchange Act. These forward-looking statements include, among others, statements, estimates and assumptions relating to our business and growth strategies, our oil and gas reserve estimates, our ability to successfully and economically explore for and develop oil and gas resources, our exploration and development prospects, future inventories, projects and programs, expectations relating to availability and costs of drilling rigs and field services, anticipated trends in our business or industry, our future results of operations, our liquidity and ability to finance our exploration and development activities and our midstream activities, market conditions in the oil and gas industry and the impact of environmental and other governmental regulation. In addition, with respect to any pending acquisitions described herein, forward-looking statements include, but are not limited to, statements regarding the expected timing of the completion of the proposed transactions; the ability to complete the proposed transactions considering the various closing conditions; the benefits of such transactions and their impact on the Company’s business; and any statements of assumptions underlying any of the foregoing. In addition, if and when any proposed transaction is consummated, there will be risks and uncertainties related to the Company’s ability to successfully integrate the operations and employees of the Company and the acquired business. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “could,” “should,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “project,” “pursue,” “plan” or “continue” or the negative thereof or variations thereon or similar terminology.

These forward-looking statements are subject to numerous assumptions, risks, and uncertainties. Factors that may cause our actual results, performance, or achievements to be materially different from those anticipated in forward-looking statements include, among others, the following: adverse economic conditions in the United States, Canada and globally; difficult and adverse conditions in the domestic and global capital and credit markets; changes in domestic and global demand for oil and natural gas; volatility in the prices we receive for our oil and natural gas; the effects of government regulation, permitting and other legal requirements; future developments with respect to the quality of our properties, including, among other things, the existence of reserves in economic quantities; uncertainties about the estimates of our oil and natural gas reserves; our ability to increase our production and oil and natural gas income through exploration and development; our ability to successfully apply horizontal drilling techniques; the effects of increased federal and state regulation, including regulation of the environmental aspects, of hydraulic fracturing; the number of well locations to be drilled, the cost to drill and the time frame within which they will be drilled; drilling and operating risks; the availability of equipment, such as drilling rigs and transportation pipelines; changes in our drilling plans and related budgets; regulatory, environmental and land management issues, and demand for gas gathering services, relating to our midstream operations; and the adequacy of our capital resources and liquidity including, but not limited to, access to additional borrowing capacity.

These factors are in addition to the risks described in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s 2011 annual report on Form 10-K, as amended, filed with the Securities and Exchange Commission, which we refer to as the SEC. Most of these factors are difficult to anticipate and beyond our control. Because forward-looking statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such statements. You are cautioned not to place undue reliance on forward-looking statements contained herein, which speak only as of the date of this document. Other unknown or unpredictable factors may cause actual results to differ materially from those projected by the forward-looking statements. Unless otherwise required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. We urge readers to review and consider disclosures we make in our reports that discuss factors germane to our business. See in particular our reports on Forms 10-K, 10-Q and 8-K subsequently filed from time to time with the SEC. All forward-looking statements attributable to us are expressly qualified in their entirety by these cautionary statements.

Contact:

Gabe Scott

Vice President - Capital Markets and Corporate Development

ir@magnumhunterresources.com

(832) 203-4539